                                                                   EXHIBIT 10.41

                             CONFIDENTIAL TREATMENT

           AMENDMENT NUMBER 3 TO RESEARCH AND LICENSE AGREEMENT BY AND
          BETWEEN MICROCIDE PHARMACEUTICALS, INC., ORTHO PHARMACEUTICAL
         CORPORATION AND R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE

This Amendment Number 3 ("AMENDMENT NO. 3"), dated this 17th day of December, 2001, is made to the RESEARCH AND LICENSE AGREEMENT (hereinafter called the "AGREEMENT"), made as of October 24, 1995, as amended by Amendment Number 1 thereto, dated as of October 23, 1998, and Amendment Number 2 thereto, dated as of December 19, 2000, by and between:

MICROCIDE PHARMACEUTICALS, INC., a corporation organized under Delaware law having its principal office at 850 Maude Avenue, Mountain View, California 94043 (hereinafter called "MICROCIDE")

ON THE ONE HAND, AND:

ORTHO MCNEIL PHARMACEUTICAL, INC. (hereinafter called "ORTHO"), a company organized under Delaware law, having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (successor to Ortho Pharmaceutical Corporation); and

The R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE (hereinafter called "RWJPRI"), a division of Ortho McNeil Pharmaceutical, Inc., having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (ORTHO and RWJPRI hereinafter collectively called "LICENSEE")

ON THE OTHER HAND,

WITNESSETH:

A. WHEREAS, MICROCIDE and LICENSEE have entered into the AGREEMENT providing for a collaborative research drug discovery program in the FIELD as generally described in the RESEARCH PLAN attached thereto as Appendix A;

B. WHEREAS, the RESEARCH PLAN provided for several projects to be completed by the parties over a three year RESEARCH TERM which was extended for an additional period to conduct collaborative research into the discovery of an orally active cephalosporin, but which will expire on December 31, 2001, in accordance with the terms of the AGREEMENT;

C. WHEREAS, the parties wish to enter into an agreement to extend the RESEARCH TERM and provide for an extension of the RESEARCH PROGRAM;

D.    WHEREAS, MICROCIDE has changed its name to ESSENTIAL THERAPEUTICS, INC.:


* CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, the parties agree to amend the AGREEMENT as follows:

1. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the AGREEMENT.

2. In accordance with the terms of this Amendment Agreement, the RESEARCH TERM under Section 2.3.3 of the AGREEMENT shall be extended for an additional period commencing upon signature of this Amendment Agreement and terminating on the first anniversary thereof, unless further extended by written agreement of the parties.

3.    Section 2.4 of the AGREEMENT shall be amended by adding the following section 2.4 (e):

"(e) Toward the performance of the ORAL CEPHALOSPORIN RESEARCH PROGRAM by Microcide hereunder, RWJPRI is obligated upon signing of this agreement to pay MICROCIDE [*] dollars ($ [*]) within thirty days of the execution of this Amendment Agreement."

4. Except as amended herein, all of the terms and conditions of the AGREEMENT shall remain in full force and effect.

5. This AGREEMENT may be executed by telefax transmission and in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same agreement.

                     [SIGNATURES ARE ON THE FOLLOWING PAGE]




* CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this Amendment Agreement on the date(s) indicated below, to be effective the day and year first above written.

For and on Behalf of ESSENTIAL THERAPEUTICS, INC.

By:      /s/      Mark Skaletsky
         -----------------------
Name:    Mark Skaletsky
Title:   Chief Executive
Date:    12/14/01

For and on Behalf of LICENSEE

By:      /s/      Per A. Peterson
         ------------------------
Name:    Per A. Peterson, MD, Ph D
Title:   Chairman Research & Development, Pharmaceuticals
Date:    12/21/01



* CONFIDENTIAL TREATMENT REQUESTED: MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.